Exhibit 99.3

1 3Q 2019 Earnings Call 16 August 2019 24

2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. Non-GAAP Financial Measures This presentation includes the following non-GAAP financial measures on an historical basis: adjusted net income and adjusted diluted EPS. Please refer to the supplemental information located at the end of this presentation for a reconciliation of these historical non-GAAP financial measures to the most directly comparable historical and forecasted GAAP financial measures and other important information. 25

3 3Q 2019 Overview ($ millions except where noted) 3Q 2019 3Q 2018 3Q 2019 vs. 3Q 2018 Net Sales & Revenues $10,036 $10,308 3% Net Sales (equipment operations) $8,969 $9,286 3% Net Income (attributable to Deere & Company) $899 $910 1% Adjusted Net Income (attributable to Deere & Company) $867* $849** 2% Diluted EPS ($ per share) $2.81 $2.78 Adjusted Diluted EPS ($ per share) $2.71* $2.59** *Excludes tax reform related net deferred tax asset remeasurement and deemed earnings repatriation tax of ~ $32 million. **Excludes tax reform related net deferred tax asset remeasurement and deemed earnings repatriation tax of ~ $61 million. Note: Wirtgen’s results are incorporated with the Company’s results using a 30-day lag period and are included in the construction and forestry segment. 26

4 3Q 2019 Overview Equipment Operations 3Q 2019 vs. 3Q 2018 Net Sales 3% Price realization Currency translation 3 points 2 points 27

5 Worldwide Agriculture & Turf 3Q 2019 Overview ($ millions) 3Q 2019 3Q 2019 vs. 3Q 2018 Net Sales $5,946 6% Operating Profit* $612 24% *3Q 2019 operating profit impacted by: − Shipment volumes − Production costs − Foreign currency exchange + Price realization 28

6 Source: USDA FAS; 12 August 2019 0 5 10 15 20 25 30 35 40 0 100 200 300 400 500 600 700 800 2000/01 2005/06 2010/11 2015/16 2019/20 Stocks - to - Use Ratio (%) Ending Stocks (MMT) Corn Soybean Wheat Global S/U Ratio Global Ending Stocks 29

7 U.S. Farm Cash Receipts $0 $100 $200 $300 $400 $500 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019F $ Billions Crops Livestock Government Payments USDA Aid* *USDA Aid includes both rounds of USDA Aid payment Note: USDA announced trade retaliation relief packages of $12B in 2018 and $16B in 2019. The new $16B package includes $14.5B direct payment via Market Facilitation Program (MFP) which will be distributed into three separate tranches if market conditions warrant. The payment on the 1st tranche will start Aug 2019. Source: 2001–2017: USDA, 6 March 2019 2018F–2019F: Deere & Company forecast as of 16 August 2019 30

8 0 50 100 150 200 250 300 350 400 2001/02 2003/04 2005/06 2007/08 2009/10 2011/12 2013/14 2015/16 2017/18 2019/20F MMT 1st Crop Corn 2nd Crop Corn Soybeans Wheat Brazil & Argentina Production Source: Deere Forecast as of 16 August 2019 31

9 Fiscal 2019 Forecast Previous Forecast U.S. and Canada Ag ~ Flat Flat to up 5% EU 28 Ag ~ Flat ~ Flat South America Ag (tractors and combines) Flat to up 5% Flat to up 5% Asia Ag Flat to slightly down Flat to slightly down U.S. and Canada Turf and Utility Flat to up 5% Flat to up 5% Agriculture & Turf Industry Outlook Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) 32

10 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal 2019 Forecast Previous Forecast Net Sales ~ 2% ~ 2% Currency translation ~ 2% ~ 3% Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) 33

11 ($ millions) 3Q 2019 3Q 2019 vs. 3Q 2018 Net Sales $3,023 1% Operating Profit* $378 35% Worldwide Construction & Forestry 3Q 2019 Overview *3Q 2019 operating profit impacted by: + Wirtgen operating profit + Price realization − Sales mix 34

12 Fiscal 2019 Forecast Previous Forecast GDP Growth Housing Starts (thousands) Total Construction Investment Government Construction Investment Global Transportation Investment Crude Oil Price Worldwide Construction & Forestry U.S. Economic Indicators Source: IHS Markit, Calendar Year Estimates – July 2019 35

13 Fiscal 2019 Forecast* Previous Forecast* Net Sales ~ 10% ~ 11% Currency translation Wirtgen ~ 2 points ~ 4 points ~ 2 points ~ 4 points Worldwide Construction & Forestry Deere & Company Outlook * Includes 12 months of Wirtgen sales, vs 10 months in fiscal 2018 Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) 36

14 0.0% 0.5% 1.0% 1.5% 2.0% 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019F Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.18% 15 Year Average Source: Deere & Company forecast as of 16 August 2019 37

15 Worldwide Financial Services ($ millions) 3Q 2019 Fiscal 2019 Forecast Previous Forecast Net Income (attributable to Deere & Company) $175 ~$620 ~ $600 Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) 38

16 Consolidated Trade Receivables & Inventory ($ millions) 3Q 2019* Fiscal 2019 Forecast** Previous Forecast** Agriculture & Turf $359 ~ $100 ~ $50 Construction & Forestry $700 ~ $350 ~ $300 Total (as reported) $1,059 ~ $450 ~ $250 Total (constant exchange) $1,273 ~ $550 ~ $375 * Change at 28 July 2019 vs. 29 July 2018 **Change at 3 November 2019 vs. 28 October 2018 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) 39

17 ($ millions) 3Q 2019 Fiscal 2019 Forecast Previous Forecast COS (percent of Net Sales) 77% ~77% ~76% Research and Development 4% ~ 6% ~ 6% SA&G Expense 2% ~ 4% ~ 6% Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) Cost and Expenses Equipment Operations 40

18 3Q 2019 Fiscal 2019 Forecast Previous Forecast Effective Tax Rate 21% 23-25% 24-26% Income Taxes Equipment Operations Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) 41

19 Net Operating Cash Flows Equipment Operations Fiscal 2019 Forecast* ~ $3.4 billion $0 $1,000 $2,000 $3,000 $4,000 $5,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F $ Millions * Previous forecast ~$4.1 billion Note: 2010-2016 adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) 42

20 Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) ($ billions except where noted) Fiscal 2019 Forecast Previous Forecast Net Sales (equipment operations) ~ 4% ~ 5% Price realization Currency translation Wirtgen ~ 3 points ~ 2 points ~ 1 point ~ 3 points ~ 3 points ~ 1 point Net Income (attributable to Deere & Company) ~ $3.2 ~ $3.3 Deere & Company Outlook Fiscal 2019 Forecast 43

21 Appendix 44

22 Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 3Q 2019: Cost of repurchases $400.0 million Shares repurchased 2.6 million YTD 2019: Cost of repurchases $864.0 million Shares repurchased 5.6 million 2004–3Q 2019: Cumulative cost of repurchases $18.2 billion Shares repurchased 257.0 million December 2013 authorization of $8 billion: Amount remaining $1.4 billion 28 July 2019 period ended basic shares 314.9 million 3Q 2019 average diluted shares 319.8 million $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2005 2007 2009 2011 2013 2015 2017 2019 $ Billions Millions of Shares* Shares Repurchased Amount Spent Share Repurchase 37% net share reduction since 2004 45

23 46

24 ($ millions) Fiscal 2019 Forecast Previous Forecast Capital Expenditures ~ $1,100 ~ $1,150 Depreciation & Amortization ~ $1,025 ~ $1,025 Pension/OPEB Expense ~ $130 ~ $125 Pension/OPEB Contributions ~ $500* ~ $200 Other Information Equipment Operations *Includes a potential $300 million voluntary contribution to OPEB plan Source: Deere & Company forecast as of 16 August 2019 (previous forecast as of 17 May 2019) 47

25 July 2019 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 1% More than the industry 2WD Tractors (40 < 100 PTO hp) 1% Single digit 2WD Tractors (100+ PTO hp) 5% In line with the industry 4WD Tractors 17% Less than the industry Combines 27% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2019 2018 2WD Tractors (100+ PTO hp) 41% 37% Combines 36% 25% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 48

26 Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Single digit Construction & Forestry First-in-the-Dirt Settlements Low double digits Flat July 2019 Retail Sales (Rolling 3 Months) Retail Sales EU 28 Ag Deere* Tractors Low single digit Combines Low double digits * Based on internal sales reports 49

27 Supplemental Statement of Consolidated Income Information Reconciliation of GAAP to Non-GAAP Financial Measures In addition to reporting financial results in conformity with accounting principles generally accepted in the United States ( GAAP), the company also discusses non-GAAP measures that exclude adjustments related to tax reform. Net income attributable to Deere & Company and diluted earnings per share measures that exclude this item are not in accordance with nor a substitute for GAAP measures. The company believes that discussion ofresults excluding this item provides a useful analysis of ongoing operating trends. The tables below provide a reconciliation of the non-GAAP financial measure with the most directly comparable GAAP financial measure for the three months and nine months ended July 28, 2019 and July 29, 2018. (Millions, except per-share amounts) (Unaudited) 50

Deere & Company’s 4Q 2019 earnings call is scheduled for 9:00 a.m. central time on Wednesday, 27 November 2019 51